                                                                 EXHIBIT 10.14




                           RECAPITALIZATION AGREEMENT


         THIS RECAPITALIZATION AGREEMENT (the "Agreement") is made and entered into as of this 23rd day of May, 1995, between and among ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation (the "Corporation"), EVERGREEN HEALTHCARE, INC., a Georgia corporation ("Evergreen"), CARE LIVING CENTERS, INC., a Wisconsin corporation ("CLC"), WILLIAM F. LASKY, an individual resident of the State of Wisconsin ("Lasky"), DAVID BURR, an individual resident of the State of Wisconsin ("Burr"), KRAIG E. LORENZEN, an individual resident of the State of Wisconsin ("Lorenzen") and ALTERNATIVE LIVING INVESTORS, L.L.C., a Delaware limited liability company ("Investor L.L.C.").

                              W I T N E S S E T H:

         WHEREAS, Evergreen, CLC and Lorenzen are the owners of all of the Corporation's outstanding shares of common stock, without par value (the "Common Stock");

         WHEREAS, the Investor L.L.C. desires to make an equity investment in the Corporation in the amount of $20 million;

         WHEREAS, CLC is a corporation wholly owned by Lasky and Burr, with Lasky owning approximately 78 percent of the outstanding capital stock of CLC and Burr owning approximately 22 percent of the outstanding capital stock of CLC;

         WHEREAS, on September 21, 1994, the Board of Directors of the Corporation made a capital call pursuant to Section 9.1 of that certain Alternative Living Services, Inc. Stockholders' Agreement between and among the Corporation, Evergreen, CLC and Lasky dated as of December 14, 1993 (the "ALS Stockholders' Agreement"), pursuant to which the shareholders of the Corporation were given the option to acquire 940 shares of Common Stock at a purchase price of $5,294.00 per share, such shares being offered to the Corporation's shareholders in proportion to their stock ownership in the Corporation (the "Capital Call");

         WHEREAS, Evergreen has advanced to the Corporation $2,677,342 in payment of its pro rata portion of the shares to be issued pursuant to the Capital Call;

         WHEREAS, Evergreen has advanced an additional $4,046,658 (the "Evergreen Advances") to the Corporation to fund growth and working capital requirements of the Corporation;

         WHEREAS, the Corporation desires to purchase from Lorenzen, and Lorenzen desires to sell to the Corporation, the 210 shares of

Common Stock held by him pursuant to the terms and conditions hereof;

         WHEREAS, the Corporation desires to prepay that certain Installment Promissory Note dated December 14, 1993 in the original amount of $127,386.35 payable to the order of Lorenzen (the "Lorenzen Note");

         WHEREAS, the parties hereto desire to set forth their understandings and agreements in regard to the purchases and sales of shares of Common Stock contemplated hereby and their respective rights and obligations regarding the Corporation, to establish certain restrictions on the transferability of the Common Stock, to set forth the terms and conditions of the sale and redemption of such Common Stock and to provide for other related matters.

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises, covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE 1

                                RECAPITALIZATION

         SECTION 1.1 RECAPITALIZATION TRANSACTIONS. Each of the several transactions, actions, deliveries and matters that are to occur or transpire at Closing (hereinafter defined) pursuant to this ARTICLE I (collectively, "ARTICLE I Transactions") shall be subject to the satisfaction of the conditions precedent set forth in Section 2.3 hereof (or waiver thereof by the party or parties for whose benefit such conditions are set forth), shall not be severable but shall be dependent upon the occurrence of the other ARTICLE I Transactions at Closing and shall be deemed to have occurred and been consummated simultaneously at Closing. By their execution of a counterpart hereof, the parties hereto shall only be approving, consenting to, authorizing and agreeing to the consummation of all of the ARTICLE I Transactions in a simultaneous transaction, and shall not be approving, consenting to, authorizing or agreeing to the consummation of any ARTICLE I Transaction separately.

         SECTION 1.2      RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS.
At or effective as of the Closing, the Corporation shall file with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation in the form attached hereto as Appendix A and incorporated herein by this reference (the "Restated Certificate"), and the Board of Directors of the Corporation shall adopt the Restated Bylaws in form attached hereto as Appendix B and incorporated herein by this reference ("Amended Bylaws").




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




         SECTION 1.3 PURCHASE OF COMMON STOCK BY INVESTOR L.L.C. At the Closing, the Investor L.L.C. shall purchase from the Corporation 2,374 shares of Common Stock (the "Investor Shares") for an aggregate purchase price of $20,000,000.00 (or $8,424.60 per share) payable in the form of a wire transfer to an account designated by the Corporation (the "Sale Proceeds").

         SECTION 1.4 ISSUANCE OF COMMON STOCK TO EVERGREEN. The Corporation shall at Closing issue 506 shares of fully paid non-assessable shares of Common Stock (the "Capital Call Shares") to Evergreen representing the shares of Common Stock purchased by Evergreen pursuant to the Capital Call, for which payment has already been made by Evergreen to the Corporation.

         SECTION 1.5 STOCKHOLDERS' AGREEMENT. At or effective as of the Closing, the Corporation, Evergreen, CLC and the Investor L.L.C. shall execute and mutually deliver the Stockholders' Agreement in the form attached hereto as Appendix C and incorporated herein by reference (the "New Stockholders' Agreement").

         SECTION 1.6 REDEMPTION OF LORENZEN SHARES. At the Closing, the Corporation shall purchase from Lorenzen, and Lorenzen shall sell to the Corporation, the 210 shares of Common Stock held by Lorenzen (the "Lorenzen Shares") at a redemption price of $2,500,000 (the "Redemption Price"), or $11,904.76 per share, payable by wire transfer to the trust account of Godfrey & Kahn, S.C. at M&I Marshall & Ilsley Bank, Milwaukee, Wisconsin (the "Lorenzen Account").

         SECTION 1.7 REPAYMENT OF EVERGREEN ADVANCES. At the Closing, the Corporation shall repay the Evergreen Advances to Evergreen, together with $45,017 of interest due thereon at May 15, 1995, plus a per diem interest amount of $998 payable thereon for each day after May 15, 1995 through the Closing Date (the "Advances Payment").

         SECTION 1.8 REPAYMENT OF LORENZEN NOTE. At the Closing, the Corporation shall pay in full the unpaid principal amount, together with interest accrued and unpaid thereon, of the Lorenzen Note (the "Note Payment," which aggregates to $40,630.84 at May 1, 1995, plus a per diem interest amount of $15.58 payable thereon for each day after May 1, 1995 through the Closing
Date), which payment shall be made by wire transfer to the Lorenzen Account.

                                   ARTICLE 2

                                    CLOSING

         SECTION 2.1 CLOSING. The transactions contemplated hereby shall be consummated (the "Closing") on May 31, 1995 or on such earlier date mutually agreed upon by the Corporation and the Investor L.L.C. (the "Closing Date"), but in no event earlier than the date on which the last of the conditions specified in Section 2.3 below is satisfied or waived by the party or parties for whose benefit such condition is set forth. The Closing shall occur pursuant to the terms of the Escrow Agreement (hereinafter defined).

         SECTION 2.2 DELIVERIES. At Closing, the purchase and sale of the Investor Shares, the Capital Call Shares and the Lorenzen Shares shall take place as follows, subject to all the terms and conditions of this Agreement:

         2.2.1 The Corporation shall caused to be issued and delivered to the Investor L.L.C. certificates for the Investor Shares;

         2.2.2 The Corporation shall caused to be issued and delivered to Evergreen certificates for the Capital Call Shares;

         2.2.3 As payment for the Investor Shares, the Investor L.L.C. shall pay by wire transfer the Sale Proceeds to the Corporation;

         2.2.4 The Corporation shall pay the Redemption Price to the Lorenzen Account by wire transfer;

         2.2.5 The Corporation shall pay the Note Payment to the Lorenzen Account by wire transfer;

         2.2.6 Lorenzen shall deliver the Lorenzen Shares and Lorenzen Note to the Corporation for cancellation;

         2.2.7 The Corporation shall cause the Restated Certificate and Amended Bylaws to become effective in accordance with the Delaware General Corporation Law;

         2.2.8 Each of the Corporation, Evergreen, CLC and the Investor L.L.C. shall execute and deliver the New Stockholders' Agreement; and

         2.2.9 The Corporation shall pay the Advances Payment to Evergreen by wire transfer.




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




The deliveries contemplated by Sections 2.2.1, 2.2.2, 2.2.3, 2.2.4, 2.2.5, 2.2.6, 2.2.8 and 2.2.9 hereof shall be consummated under the terms of the Escrow Agreement (hereinafter defined).

         SECTION 2.3 CONDITIONS PRECEDENT TO CLOSING. (a) It shall be a condition precedent to the obligations of each of the parties hereto that:

                 (i) each of the representations and warranties of the other parties hereto set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date, except to the extent otherwise contemplated hereby;

                 (ii) no governmental authority or other agency, commission or court of competent jurisdiction shall have enacted, issued, promulgated or entered any statute, rule, regulation, injunction or other order which is in effect and has the effect of making any of the transactions contemplated hereby illegal or otherwise prohibited; and

                 (iii) the Escrow Agreement shall have been duly executed by each of the parties thereto, and all deliveries contemplated by
         Section 1 thereof shall have been received by the Escrow Agent.

         (b) It shall be a condition precedent to the obligations of the Investor L.L.C. hereunder that:

                 (i) from the date hereof to the Closing Date there shall have been no material adverse change in the financial condition, results of operations, properties, business or prospects of the Corporation;

                 (ii) the Investor L.L.C. shall have received (A) a legal opinion of counsel to the Corporation with respect to the matters set forth in Sections 3.1.3 and 3.1.4 hereof (except that with respect to the matters set forth in clause (ii)(B) of Section 3.1.3, such opinion shall be limited to the knowledge of such counsel and shall identify the agreements and instruments reviewed by such counsel), in such form as is reasonably acceptable to the Investor L.L.C. and (B) the tax opinion set forth as Exhibit H to the Offering Memorandum (hereinafter defined); and

                 (iii) the Investor L.L.C. shall have received and accepted subscriptions for the purchase of Membership Units therein having an aggregate value of $20 million.




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



                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 REPRESENTATIONS AND WARRANTIES BY THE CORPORATION. The Corporation represents and warrants to, and agrees with, (i) the Investor L.L.C. only as to the matters set forth in Sections 3.1.5 through 3.1.17; (ii) the Investor L.L.C. and Evergreen with respect to the matters set forth in
Section 3.1.4 and (iii) each of the Investor L.L.C., Evergreen and the other parties hereto with respect to the matters set forth in Sections 3.1.1 through
3.1.3 hereof:

         3.1.1 ORGANIZATION AND QUALIFICATION. The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Corporation has all requisite corporate power and corporate authority to own or lease and operate its properties and assets and to carry on its businesses as, and in the places where, such properties and assets are now owned or leased and operated and such business is now being conducted. The Corporation is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Corporation.

         3.1.2 CAPITALIZATION OF THE CORPORATION; SHAREHOLDERS AND DIRECTORS. The authorized capital stock of the Corporation consists of 100,000 shares of Common Stock, of which 1,000 shares are validly issued and outstanding, all of which are fully paid and nonassessable. There are no outstanding options, warrants, convertible securities or other rights, agreements, arrangements or commitments obligating the Corporation to issue or sell any shares of Common Stock except as contemplated by this Agreement and as disclosed in the Offering Memorandum (hereinafter defined). No dividends have been declared with respect to the Common Stock which have not been paid. The shareholders of the Corporation on the date hereof are as set forth in the Offering Memorandum.
The directors of the Corporation on the date hereof are William G. Petty, Jr., Lasky, Lorenzen, John W. Kneen and Keith J. Yoder.

         3.1.3 AUTHORITY RELATIVE TO AGREEMENT; NON-CONTRAVENTION. The Corporation has all requisite corporate power and corporate authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized by the Corporation's Board of Directors, and, upon the execution of this Agreement by all the shareholders of the Corporation who are signatories hereto, no further corporate action is required in connection herewith. This Agreement has been duly executed and delivered by the Corporation and (i) constitutes the valid and binding obligation of the Corporation, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights or the collection of debtors' obligations in general or by general equitable principles, and (ii) does not (A) conflict with any provision of the Restated Certificate or Amended Bylaws or (B) result in any violation of or default under, or permit the acceleration of any obligation under, any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to any of the Corporation or its properties or any agreement or understanding between any administrative or regulatory authority.

         3.1.4 VALID ISSUANCE OF COMMON STOCK. The Investor Shares and Capital Call Shares, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, shall have the rights, preferences and privileges set forth in the Restated Certificate and will be free of restrictions on transfer other than restrictions on transfer contained in the New Stockholders' Agreement and under applicable state and federal securities laws.

         3.1.5 SUBSIDIARIES. The Corporation does not own or control, directly or indirectly, any interest in any other corporation, association, or other business entity and the Corporation is not a participant in any joint venture, partnership, or similar arrangement, except as described in the Confidential Private Placement Memorandum dated as of May 22, 1995 (together with all attachments and exhibits thereto, the "Offering Memorandum").

         3.1.6 REGISTRATION RIGHTS. The Corporation is not obligated to register under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws any of its presently outstanding securities or any of its securities that may subsequently be issued.

         3.1.7 DISCLOSURE. The Corporation has provided to the Investor L.L.C. all the information that it has requested for deciding whether to purchase the Common Stock and all information that the Corporation believes is reasonably necessary to enable such party to make such decision. To the best of the Corporation's knowledge after reasonable investigation, neither this Agreement, the Offering Memorandum, nor any other written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

         3.1.8 OFFERING MEMORANDUM. The Offering Memorandum was prepared in good faith by the Corporation and does not, to the best of the Corporation's knowledge after reasonable investigation, contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements therein not misleading, except that with respect to financial models, projections and expressions of opinion or predictions contained therein, the Corporation (a) represents only that such financial models, projections and expressions of opinion and predictions were prepared in good faith and, at the time they were prepared, were based on assumptions the Corporation believed to be reasonable, and (b) there have been no material changes in the assumptions underlying such models, projections and expressions of opinion other than the delay in completing the Offering and applying the proceeds thereof and changes in the development schedule for certain of the facilities of the Corporation that are in construction or development, consistent with the information relative thereto in the Offering Memorandum. Accordingly, such financial models, projections and expressions of opinion are provided for illustrative purposes and do not represent a prediction or forecast of future results of the Corporation.

         3.1.9 FINANCIAL STATEMENTS. The Corporation has delivered to each of the parties hereto the Offering Memorandum which contains the Corporation's draft financial statements for the period ended December 31, 1994 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements fairly present the financial condition and operating results of the Corporation as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Corporation has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1994 (ii) expenses incurred in connection with the Agreement and the sale of the Investor Shares, which expenses are summarized in the Offering Memorandum; (iii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Corporation; and (iv) matters described herein. Except as disclosed in the Financial Statements, the Corporation is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. The Corporation maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles. The Corporation shall deliver to the Investor L.L.C. the audited financial statements of the Corporation for the year ended December 31, 1994 on or before June 15, 1995 (the "Audited Statements"). Except as set forth on Schedule 3.1.9 attached hereto, the Audited Statements shall not vary materially from the Financial Statements.

         3.1.10 CHANGES. To the best of the Corporation's knowledge and except as described in the Offering Memorandum, since December 31, 1994 there has not been:

         (a) any material change in the assets, liabilities, financial condition, or operating results of the Corporation from that reflected in the Financial Statements, except changes described on Schedule 3.1.10(a) attached hereto and changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

         (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Corporation (as such business is presently conducted and as it is proposed to be conducted);

         (c) any waiver or compromise by the Corporation of a material right or of a material debt owed to it;

         (d) any dividend, declaration, setting aside, or payment or other distribution in respect of any of the Corporation's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Corporation, except as contemplated hereby;

         (e) to the best of the Corporation's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects, or financial condition of the Corporation (as such business is presently conducted and as it is proposed to be conducted).

         3.1.11 INSURANCE. The Corporation has in full force and effect (i) fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed; (ii) general liability insurance providing coverage to the Corporation with respect to its operations; and (iii) errors and omissions insurance in amounts customary for companies similarly situated, all as described on Schedule 3.1.11 attached hereto and made a part hereof.

         3.1.12 ENVIRONMENTAL AND SAFETY LAWS. The Corporation is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, the violation of which would have a material adverse effect upon the Corporation, and no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation. To the extent that the Corporation has obtained environmental reports and studies with respect to any of its facilities or real property interests, such reports and studies have not disclosed any environmental problem or state of affairs, the remediation of which would require the Corporation to make a material expenditure.

         3.1.13  COMPLIANCE WITH LAWS.

                 (a) The Corporation holds all licenses, permits and other authorizations necessary to conduct its business (collectively, "Permits"), and is in compliance with all Permits and all federal, state and other laws, rules, regulations, ordinances and orders governing its business, except where the failure to hold such licenses, permits and other authorizations or to so comply, individually or in the aggregate, would not reasonably be foreseen to have a material adverse effect upon the Corporation.

                 (b) No action or proceeding is pending or, to the Corporation's knowledge, threatened that may result in suspension, revocation or termination of any Permit, the issuance of any cease-and-desist order, or the imposition of any administrative or judicial sanction, and the Corporation has not received any notice from any governmental authority in respect of the suspension, revocation or termination of any Permit, or any notice of any intention to conduct any investigation or institute any proceeding, in any such case where such suspension, revocation, termination, order, sanction, investigation, or proceeding would result, individually or in the aggregate, in a material adverse effect upon the Corporation.

         3.1.14  LITIGATION.      There are no suits, arbitrations, mediations,
actions, proceedings, unfair labor practice complaints or grievances pending or, to the Corporation's knowledge, threatened or, to the Corporation's knowledge, investigation pending or threatened, against the Corporation or with respect to any property or asset of the Corporation before any court, arbitrator, administrator or governmental or regulatory authority or body which, individually or in the aggregate, could have a material adverse effect upon the Corporation. Neither the Corporation nor any property or asset of the Corporation is subject to any order, judgment, injunction or decree which, individually or in thee aggregate, would have a material adverse effect upon the Corporation.

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         3.1.15  EMPLOYEE BENEFIT PLANS AND EMPLOYMENT MATTERS.

                 (a) The Corporation is in compliance in all material respects with the requirement prescribed by all laws currently in effect applicable to its employee benefit plans and to any employment agreement of which it is a party, including, but not limited to, the Employment Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code"). The Corporation has performed all of its obligations under all such employee benefit plans and employment agreements in all material respects. There is no pending or, to the knowledge of the Corporation, threatened legal action, proceeding or investigation against or involving any of its employee benefit plans which could result in a material amount of liability to such employee benefit plan or to the Corporation.

                 (b) The Corporation does not sponsor or participate in, and has not sponsored or participated in, any employee benefit pension plan to which Section 4021 of ERISA applies that would create a material amount of liability to the Corporation under Title IV of ERISA.

                 (c) The Corporation does not sponsor or participate in, and has not sponsored or participated in, any employee benefit pension plan that is a "multi-employer plan" (within the meaning of Section 3(37) of ERISA).

                 (d) All group health plans of the Corporation have been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code in all material respects, to the extent such requirements are applicable.

                 (e) There have been no acts or omissions by the Corporation or by any fiduciary, disqualified person or party in interest with respect to an employee benefit plan of the Corporation that have given rise to or may give rise to a material amount of fines, penalties, taxes, or related charges under Section 502(c), 502(i) or 4071 of ERISA or under Chapter 43 of the Code.

                 (f) No "reportable event," as defined in ERISA Section 4043, other than those events with respect to which the Pension Benefit Guaranty Corporation has waived the notice requirement, has occurred with respect to any of the employee benefit plans of the Corporation.

         3.1.16  LABOR MATTERS.   The Corporation is not a party to any
collective bargaining agreement with respect to any of its employees. To the knowledge of the Corporation, there is no activity involving any of its employees seeking to certify a collective bargaining unit or engaging in any other activity.

         3.1.17 TAX MATTERS. The Corporation has paid, or made adequate provision for on its December 31, 1994 balance sheet, all federal, state, local, foreign or other governmental income, franchise, payroll, F.I.C.A., unemployment, withholding, real property, personal property, sales, payroll, disability and all other taxes imposed on the Corporation or with respect to any of its properties, or otherwise payable by it, including interest and penalties, if any, in respect thereof (collectively "Taxes"), for the taxable period ended December 31, 1994 and all fiscal periods of the Corporation prior thereto, except such nonpayment, or failure to make adequate provision, which, individually or in the aggregate would not have a material adverse effect upon the Corporation. Taxes paid and/or incurred from December 31, 1994 until the Closing Date shall include only Taxes incurred in the ordinary course of business determined in the same manner as in the taxable period ending on December 31, 1994. The Corporation has timely filed all income tax, excise tax, sales tax, use tax, gross receipts tax, franchise tax, employment and payroll related tax, property tax, and all other tax returns which the Corporation is required to file, and has paid or provided for all the amounts shown to be due thereon, except where such failure to make such timely filings, individually or in the aggregate, would not have a material adverse effect upon the Corporation, and except for the nonpayment of such amounts which, individually or in the aggregate, would not have a material adverse effect on the Corporation. No action or proceeding is pending or, to the Corporation's knowledge, threatened by any governmental authority for any audit, examination, deficiency, assessment or collection from the Corporation of any Taxes, no unresolved claim for any deficiency, assessment or collection of any Taxes has been asserted against the Corporation, and all resolved assessments of Taxes have been paid or are reflected on the Corporation's balance sheet at December 31, 1994, except for any of the foregoing which, individually or in the aggregate, would not have a material adverse effect upon the Corporation.


         SECTION 3.2 REPRESENTATIONS AND WARRANTIES BY INVESTOR L.L.C. Investor L.L.C. represents and warrants to, and agrees with, (i) the Corporation only with respect to the matters set forth in Section 3.2.3 and
(ii) the Corporation and each of the other parties hereto with respect to the matters set forth in Sections 3.2.1 and 3.2.2:

                 3.2.1 ORGANIZATION OF INVESTOR L.L.C. Investor L.L.C. is a limited liability company duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and corporate authority to carry on its business as is now being conducted.

                 3.2.2 AUTHORITY RELATIVE TO AGREEMENT; NON-CONTRAVENTION. Investor L.L.C. has all requisite corporate power and corporate authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized under the Operating Agreement of the Investor L.L.C., and no further action is required in connection herewith.
This Agreement has been duly executed and delivered by Investor L.L.C. and (i) constitutes the valid and binding obligation of Investor L.L.C., enforceable against Investor L.L.C. in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights or the collection of debtors' obligations in general or by general equitable principles, and (ii) does not (A) conflict with any provision of the Operating Agreement of the Investor L.L.C. or (B) result in any violation of or default under, or permit the acceleration of any obligation under, any material mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Investor L.L.C. or its properties or any material agreement or understanding between any administrative or regulatory authority.

                 3.2.3 INVESTMENT REPRESENTATIONS. The Investor L.L.C. (i) is acquiring the Investor Shares for its own account and not with a view to, or for resale in connection with, any distribution thereof; (ii) understands and acknowledges that such Investor Shares have not been registered under the Securities Act or any state securities laws by reason of certain exemptions from the registration provisions thereof which depend upon, among other things, the bona fide nature of such holder's investment intent as expressed herein;
(iii) is able to bear the economic risk of investment in the Investor Shares and it is capable of evaluating the risks and merits of the Investor Shares; and (iv) understands and acknowledges that the Investor Shares will be "restricted securities" as that term is defined in Rule 144 under the Securities Act and that the certificate representing such Investor Shares will bear a legend restricting transfer unless (A) the transfer is exempt from the registration requirements under the Securities Act and any applicable state securities law and an opinion of counsel reasonably satisfactory to the Corporation that such transfer is exempt therefrom is delivered to the Corporation or (B) the transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities law.

         SECTION 3.3 REPRESENTATIONS AND WARRANTIES OF EVERGREEN. Evergreen represents and warrants to, and agrees with, (i) the Corporation only with respect to the matters set forth in Section 3.3.3; (ii) the Investor L.L.C. only with respect to the matters set forth in Section 3.3.4 and (iii) the Corporation, the Investor L.L.C. and each of the other parties hereto with respect to Sections 3.3.1 and 3.3.2:

         3.3.1 ORGANIZATION AND QUALIFICATION. Evergreen is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia.

         3.3.2 AUTHORITY RELATIVE TO AGREEMENT; NON-CONTRAVENTION. Evergreen has all requisite corporate power and corporate authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized by Evergreen's Board of Directors, and no further corporate action is required in connection herewith. This Agreement has been duly executed and delivered by Evergreen and (i) constitutes the valid and binding obligation of Evergreen, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights or the collection of debtors' obligations in general or by general equitable principles, and (ii) does not (A) conflict with any provision of Evergreen's Articles of Incorporation or Bylaws or (B) result in any violation of or default under, or permit the acceleration of any obligation under, any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Evergreen or its properties or any agreement or understanding between any administrative or regulatory authority.

                 3.3.3 INVESTMENT REPRESENTATIONS. Evergreen (i) is acquiring the Capital Call Shares for its own account and not with a view to, or for resale in connection with, any distribution thereof; (ii) understands and acknowledges that such Capital Call Shares have not been registered under the Securities Act or any state securities laws by reason of certain exemptions from the registration provisions thereof which depend upon, among other things, the bona fide nature of such holder's investment intent as expressed herein;
(iii) is able to bear the economic risk of investment in the Capital Call Shares and it is capable of evaluating the risks and merits of the Capital Call Shares; and (iv) understands and acknowledges that the Capital Call Shares will be "restricted securities" as that term is defined in Rule 144 under the Securities Act and that the certificate representing such Capital Call Shares will bear a legend restricting transfer unless (A) the transfer is exempt from the registration requirements under the Securities Act and any applicable state securities law and an opinion of counsel reasonably satisfactory to the Corporation that such transfer is exempt therefrom is delivered to the Corporation or (B) the transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities law.

                 3.3.4 REPRESENTATIONS OF THE CORPORATION. Evergreen has no knowledge that the Corporation, with respect to the matters set forth in the Offering Memorandum and the matters set forth in Section 3.1 hereof, has made any untrue statement of a material fact or has omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. For purposes of this Section 3.3.4, Evergreen's knowledge shall mean the knowledge of William G. Petty, Jr., John W. Kneen, Keith J. Yoder and Donald D. Finney only, as Evergreen's executive officers.

         SECTION 3.4      REPRESENTATION AND WARRANTIES OF LASKY AND BURR.
Each of Lasky and Burr, respectively, represents and warrants to, and agrees with, (i) the Investor L.L.C. only with respect to the matters set forth in
Section 3.4.2 and (ii) the Investor L.L.C. and each of the other parties hereto with respect to the matters set forth in Section 3.4.1:

                 3.4.1 AUTHORITY RELATIVE TO AGREEMENT; NON-CONTRAVENTION. He has all requisite power and authority to enter into this Agreement and to perform his obligations hereunder. This Agreement has been duly executed and delivered by him and (i) constitutes the valid and binding obligation of him, enforceable against him in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights or the collection of debtors' obligations in general or by general equitable principles, and (ii) does not result in any violation of or default under, or permit the acceleration of any obligation under, any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to him or his properties or any agreement or understanding between any administrative or regulatory authority.


                 3.4.2 REPRESENTATIONS OF CORPORATION. He has no knowledge that the Corporation, with respect to the matters set forth in the Offering Memorandum and the matters set forth in Section 3.1 hereof, has made any untrue statement of a material fact or has omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 3.5 REPRESENTATIONS AND WARRANTIES OF CLC. CLC represents and warrants to, and agrees with, each of the other parties hereto as follows:

                 3.5.1 ORGANIZATION AND QUALIFICATION. CLC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Wisconsin.

                 3.5.2 AUTHORITY RELATIVE TO AGREEMENT; NON-CONTRAVENTION. CLC has all requisite corporate power and corporate authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized by CLC's Board of Directors, and no further corporate action is required in connection herewith. This Agreement has been duly executed and delivered by CLC and (i) constitutes the valid and binding obligation of CLC, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights or the collection of debtors' obligations in general or by general equitable principles, and (ii) does not (A) conflict with any provision of CLC's Articles of Incorporation or Bylaws or (B) result in any violation of or default under, or permit the acceleration of any obligation under, any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to CLC or its properties or any agreement or understanding between any administrative or regulatory authority.

         SECTION 3.6 REPRESENTATIONS AND WARRANTIES OF LORENZEN. Lorenzen represents and warrants to, and agrees with, (i) the Corporation only with respect to the matters set forth in Sections 3.6.2 and 3.6.3 and (ii) the Corporation and each of the other parties hereto with respect to the matters set forth in Section 3.6.1:

         3.6.1 AUTHORITY RELATIVE TO AGREEMENT; NON-CONTRAVENTION. He has all requisite power and authority to enter into this Agreement and to perform his obligations hereunder. This Agreement has been duly executed and delivered by him and (i) constitutes the valid and binding obligation of him, enforceable against him in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights or the collection of debtors' obligations in general or by general equitable principles, and (ii) does not result in any violation of or default under, or permit the acceleration of any obligation under, any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to him or his properties or any agreement or understanding between any administrative or regulatory authority.

         3.6.2 TITLE. Except for the restrictions on transfer as set forth in the ALS Stockholders' Agreement, Lorenzen holds good and marketable title to the Lorenzen Shares free of all liens, claims and encumbrances. Upon delivery to the Corporation of stock certificates representing the Lorenzen Shares and upon termination of the ALS Stockholders' Agreement, each as contemplated hereby, the Corporation will acquire good and marketable title to the Lorenzen Shares, free of all liens, claims and encumbrances.


         3.6.3 PRIVATE PLACEMENT MEMORANDUM. Lorenzen has received a copy of the Offering Memorandum and all attachments and exhibits thereto, including without limitation the draft annual financial statements of the Corporation for the years ended December 31, 1994 and 1993 and the financial model prepared in connection with the private placement contemplated by the Offering Memorandum (collectively, the "Disclosure Material"). In reaching his decision to sell the Lorenzen Shares hereunder, Lorenzen has carefully evaluated his personal financial situation and the information set forth in the Disclosure Material.


                                   ARTICLE 4

                             ADDITIONAL AGREEMENTS

                 SECTION 4.1 PAYMENT OF CERTAIN EXPENSES. Notwithstanding anything herein to the contrary, the Corporation will pay the reasonable legal fees and expenses incurred by Huizenga Capital Management in connection with its review of all matters relating to the formation of the Investor L.L.C., the offering of membership units by the Investor L.L.C. and the transactions contemplated hereby, and the Corporation shall reimburse the Investor L.L.C. for all other costs and expenses incurred by it in connection with its organization and the transactions contemplated hereby in an amount not to exceed $5,000.00.

                 SECTION 4.2 PAYMENT OF OPERATING EXPENSES OF INVESTOR L.L.C. From and after the date hereof and for so long as the Investor L.L.C. owns at least 40% of the outstanding Common Stock, the Corporation shall, on behalf of the Investor L.L.C., pay all out-of-pocket costs and expenses of the Investor L.L.C. reasonably related to its maintenance and operations in an amount not to exceed $25,000.00 per year.

                 SECTION 4.3 BOOKKEEPING, ACCOUNTING AND RELATED SERVICES. From and after the date hereof and for so long as the Investor L.L.C. owns at least 40% of the outstanding Common Stock, the Corporation shall provide to the Investor L.L.C., without charge therefor, such bookkeeping, accounting and tax preparation services as the Investor L.L.C. may reasonably request, and shall maintain all books and records of the Investor L.L.C.

                 SECTION 4.4 RELEASE OF EVERGREEN GUARANTEES. Promptly following the Closing Date, the Corporation shall use its best efforts to either (i) cause Evergreen to be released from each and every guaranty or contractual commitment made by Evergreen as a financial accommodation on behalf of or for the benefit of the Corporation (collectively, the "Evergreen Financial Accommodations") or (ii) provide Evergreen with such security or other assurances as Evergreen may reasonably request to secure Evergreen with respect to the Evergreen Financial Accommodations.

                 SECTION 4.5 LORENZEN SHARES TO BE CANCELLED. Upon the redemption of the Lorenzen Shares by the Corporation in accordance herewith, such shares shall be cancelled by the Corporation on the books of the Corporation.

                 SECTION 4.6 ESCROW AGREEMENT. Upon the execution hereof, Lorenzen, the Corporation, Evergreen, CLC, the Investor L.L.C. and Rogers & Hardin (the "Escrow Agent") shall enter into an Escrow Agreement (the "Escrow Agreement") in the form of Appendix D hereto, and shall make the deliveries into escrow contemplated thereby.

                 SECTION 4.7 ELECTION OF NEW BOARD OF DIRECTORS. At Closing, the Board of Directors of the Corporation shall be set at six members and shall be comprised of the persons designated to so serve set forth in the Offering Memorandum. Effective at Closing, this Agreement shall constitute the action in lieu of special or annual meeting of the stockholders of the Corporation taken by unanimous consent removing all prior directors of the Corporation (to the extent they have not previously resigned) and electing the persons designated as the directors of the Corporation in the Offering Memorandum (the "New Board," consisting of Messrs. Petty, Lasky, Kneen, Tubergen, Haveman and Kenny).

                 SECTION 4.8 PIONEER TRANSACTION AND OPTION GRANTS. The Corporation will neither (i) consummate the proposed transaction with Pioneer Group described in the Offering Memorandum, or any similar transaction with Pioneer Group, or enter into any binding agreement with respect thereto, nor
(ii) grant or agree to grant any options or rights to acquire shares of Common Stock prior to the Closing, unless approved by the New Board.

                 SECTION 4.9 TERMINATION OF OTHER AGREEMENTS. Effective immediately prior to the Closing, but subject to the consummation of the Closing, the parties hereto terminate the ALS Stockholders Agreement, the Care Living Centers, Inc. Shareholders' Agreement dated as of December 14, 1993 by and among CLC, Lasky, Burr and Lorenzen, the letter agreement dated December 14, 1993 between Lorenzen and Lasky (and as to Section 6 and 7 thereof agreed to by Burr), and the Stock Pledge Agreement dated December 14, 1993 executed by Lasky as pledgor in favor of Lorenzen as pledgee (collectively, the "Terminated Agreements"). As of such termination, the Terminated Agreements shall be of no further force and effect, and the parties hereto and to all such agreements and instruments shall have no further rights, claims, entitlements, duties or obligations thereunder, whether now existing, accrued or vested or to arise or to be accrued or vested in the future (including, without limitation, the right to purchase shares in the Capital Call). Each of the parties hereto acknowledges and represents that, to the best of its knowledge, no persons other than the parties hereto have any right, claim, title or interest whatsoever in any of the Terminated Agreements, whether as a party thereto, as an assignee of any of the parties thereto or as a third party beneficiary or otherwise.

                 SECTION 4.10 LORENZEN RELEASE. Effective at the Closing, but subject to the consummation of the Closing, Lorenzen, for himself and on behalf of his agents, representatives, successors, heirs and assigns, hereby releases, waives, acquits, withdraws, retracts and forever discharges any and all claims, manner of actions, causes of action, in law or in equity, suits, judgments, debts, liens, contracts, agreements, promises, liabilities, demands, damages, losses, costs, expenses and/or disputes, known or unknown, fixed or contingent, which they now have or may have hereafter, directly or indirectly, personally or in any capacity (collectively, for the purposes of this section, "Claims"), against the Corporation, the Investor L.L.C., Evergreen, CLC, Burr and/or Lasky, and/or, to the extent applicable, all and any of their respective present or former affiliates, parents, subsidiaries, predecessors, successors and assigns, as well as their respective present or former owners, stockholders, investors, lenders, agents, independent contractors, directors, officers, partners, employees, associates, representatives, consultants, attorneys and insurers, by reason of any act, omission, matter, cause or thing whatsoever, from the beginning of time to, and including the Closing Date, except for any Claims arising hereunder and/or the several agreements and instruments executed and delivered as contemplated hereby, including, without limitation, the Escrow Agreement.

                 SECTION 4.11 CORPORATION, EVERGREEN, CLC, LASKY, BURR AND INVESTOR L.L.C. RELEASE. Effective at the Closing, but subject to the consummation of the Closing, each of the Corporation, Evergreen, CLC, Lasky, Burr and the Investor L.L.C., for itself and on behalf of its present or former affiliates, parents, subsidiaries, predecessors, successors and assigns as well as its present or former owners, stockholders, investors, lenders, agents, independent contractors, directors, officers, partners, employees, associates, representatives, consultants, attorneys and/or insurers, hereby releases, waives, acquits, withdraws, retracts and forever discharges any and all claims, manner of actions, causes of action, in law or in equity, suits, judgments, debts, liens, contracts, agreements, promises, liabilities, demands, damages, losses, costs, expenses and/or disputes, known or unknown, fixed or contingent, which they now have or may have hereafter, directly or indirectly, personally or in any capacity (collectively, for the purposes of this section "Claims"), against Lorenzen, and/or, to the extent applicable, all and any of his present or former agents, representatives, successors, heirs and/or assigns, by reason of any act, omission, matter, cause or thing whatsoever, from the beginning of time to, and including the Closing Date, except for any Claims arising hereunder and/or the several agreements and instruments executed and delivered as contemplated hereby, including, without limitation, the Escrow Agreement.

                 SECTION 4.12 REPRESENTATION OF COUNSEL; NONASSIGNMENT. Each of the parties hereto hereby acknowledges that such party has been advised by counsel concerning the contents and effects of this Agreement, that such party understands the provisions of this Agreement and that such party is entering into this Agreement voluntarily. Each of the parties hereto represents and warrants that such party has made no assignment or other transfer of any interest in any Claim released by such party in Section 4.10 or 4.11, hereof. The representations and warranties made in this Section 4.12 shall survive indefinitely, Section 6.8 hereof, notwithstanding.

                 SECTION 4.13 ADDITIONAL INVESTOR SHARES. In the event that (i) the Corporation shall have breached a representation or warranty set forth in Section 3.1 hereof and (ii) either (a) such breach shall relate to an overstatement of assets or understatement of liabilities of the Corporation in the Financial Statements, or a combination of both, of at least $100,000 in the aggregate (a "Misstatement Amount") or (b) such breach is a misrepresentation of facts known to the Corporation or facts which, in the exercise of reasonable diligence, should have been known to the Corporation and such facts underlying such breach, were they known to the Investor L.L.C. prior to its purchase of the Investor Shares hereunder, would reasonably have been expected to reduce the valuation of the Corporation to an amount less than the valuation upon which the Sale Proceeds were based by at least $100,000 (a "Revaluation Amount"; any such Revaluation Amounts and/or Misstatement Amounts referred to herein in the aggregate as an "Adjustment Factor"), then the Corporation, promptly upon demand by the Investor L.L.C., shall issue additional shares of Common Stock to the Investor L.L.C., for no additional consideration beyond the Sale Proceeds, such number of additional shares to be calculated based on the following formula:

                 X =  [     [      Z       ]  x 2374 ]   - 2374
                              -------------
                                . 6079

    Where X =    the number of additional shares of Common Stock to be issued to the Investor L.L.C. pursuant to this Section 4.9
                 ("Additional Shares"), such number of shares to be rounded to the nearest whole number;

          Y =    the Adjustment Factor, as defined above; and

          Z =       20,000,000
                  --------------
                  32,898,000 - Y

provided; however, that (A) no Additional Shares shall be issuable hereunder unless the Adjustment Factor is at least $100,000; (B) the maximum Adjustment Factor hereunder for the issuance of Additional Shares pursuant to this Section
4.13 shall be $750,000 and (C) no issuance of Additional Shares hereunder shall be required unless the Investor L.L.C. shall have given notice to the Corporation of the breach of Section 3.1 hereof giving rise to an adjustment pursuant to this Section 4.13 and shall have made demand for the Additional Shares in accordance herewith on or before May 31, 1996; and (D) Additional Shares shall be issued pursuant to this Section 4.13 on no more than one occasion. The right to Additional Shares set forth in this Section 4.13 is not an exclusive remedy of the Investor L.L.C. and is operative only if elected by the Investor L.L.C.; provided, however, that if the Investor L.L.C. demands Additional Shares pursuant to this Section 4.13, the Additional Shares so issued shall constitute an election of remedies by the Investor L.L.C. and shall constitute the complete remedy of the Investor L.L.C. for the breach giving rise to the issuance of the Additional Shares to the extent of the Adjustment Factor; provided, further, that the Investor L.L.C. shall not be limited in its ability to collect damages or exercise any other available remedies relating to any damages in excess of the Adjustment Factor.

                 SECTION 4.14     INDEMNITIES.

                          (a)  On the terms and subject to the conditions of
this Section 4.14, each of the parties hereto hereby agrees to indemnify, defend and hold harmless each of the other parties hereto to whom or with whom such party has made any representation, warranty or covenant from and against any Indemnity Claims resulting from the breach of any representations, warranties or covenants of such party set forth herein.

                          (b)     The indemnification obligations with respect
to a breach of a representation or warranty set forth in this Section 4.14 shall be subject to the limitations set forth in Section 6.8.

                          (c)     No indemnification shall be required under
this Section 4.14 for the breach of any representation or warranty until the aggregate amount of such Indemnity Claims hereunder shall have exceeded $100,000 and indemnification shall be made by the indemnifying party hereunder only to the extent the aggregate amount of Indemnity Claims shall have exceeded $100,000.

                          (d)     Any party making a claim for indemnification
hereunder, which claim for indemnification results from a claim, demand, action or proceeding by a third party against the party making the claim (the "Indemnified Party"), will give the other party or parties (the "Indemnifying Party") prompt notice of such third party Indemnity Claim giving rise to such claim for indemnification of its right to indemnification hereunder, and the Indemnifying Party will assume the defense thereof by representatives chosen by it; provided, however, that the Indemnified Party shall be entitled to participate in the defense of such third party Indemnity Claim and to employ counsel at its own expense to assist in the handling of such Indemnity Claim.

                          (e)     If the Indemnifying Party, within twenty (20)
days after notice of any such third party Indemnity Claim fails to assume the defense thereof, the Indemnified Party shall (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such third party Indemnity Claim subject to the right of the Indemnifying Party to assume the defense of such third party Indemnity Claim at any time prior to the settlement, compromise or final determination thereof (including reimbursement to the Indemnified Party of all expenses incurred by it in defending against any such third party Indemnity Claim but only if and to the extent that the indemnified party is entitled to indemnification on the Indemnity Claim itself).

                          (f)     Anything in this Section 4.14 to the contrary
notwithstanding, (i) the Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld), settle or compromise any third party Indemnity Claim or consent to the entry of any judgment which imposes any future obligation on the Indemnified Party or which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect to such Indemnity Claim.

                          (g)     The Indemnified Party shall provide the
Indemnifying Party with such assistance (without charge) as may reasonably be requested by the Indemnifying Party in connection with any indemnification or defense provided for herein.

                          (h)     For purposes of this Section 4.14, "Indemnity
Claim" shall mean any and all actions, suits, proceedings, claims, demands, assessments, judgments, liabilities, losses, damages, costs and expenses, including without limitation, any interest, fines, court costs and attorneys' fees.

                 SECTION 4.15 INVESTIGATION. No investigation by the Investor L.L.C. or its agents and representatives nor any statement or disclosure in the Offering Memorandum shall have the effect of altering or diminishing any representation or warranty of the Corporation set forth herein. To the extent that disclosure made by the Corporation to the Investor L.L.C. (including the Offering Memorandum) conflicts with any representations or warranties of the Corporation set forth herein, the representations and warranties set forth herein shall not be thereby modified or diminished unless such representations and warranties make specific reference to such disclosure (including the Offering Memorandum).

                                   ARTICLE 5

                                  TERMINATION

         This Agreement and the transactions contemplated by this Agreement may be terminated at any time prior to the Closing Date:

                 SECTION 5.1 MUTUAL CONSENT. By the mutual consent of the parties hereto; or

                 SECTION 5.2 OTHER TERMINATION. By any party hereto in the event that any condition set forth for the benefit of such party in Section
2.3 of this Agreement shall not have been satisfied on or before May 31, 1995 or the Closing shall not have occurred on or before May 31, 1995.

Notice of termination of this Agreement, as provided for in this Article 5, shall be given by the party so terminating to the other parties hereto, in accordance with the provisions of Section 6.2 of this Agreement.

                                   ARTICLE 6

                                 MISCELLANEOUS


         SECTION 6.1 EXPENSES. Except as provided in Section 4.1 above, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including legal, accounting, investment advisory and other such costs) shall be paid by the party incurring such expenses.

         SECTION 6.2 NOTICES. Any notice, request, demand, waiver, consent, approval or other communication required or permitted hereunder shall be in writing and shall be deemed given only if sent by registered or certified mail (postage prepaid), shipped and receipted by express courier service (charges prepaid), or mailed first class (postage prepaid):

                          If to the Corporation:

                          450 N. Sunny Slope Road
                          Suite 300
                          Brookfield, Wisconsin  53005
                          ATTN:  William F. Lasky


                          If to Investor L.L.C.:

                          184 Shuman Boulevard
                          Suite 200
                          Naperville, Illinois  60563
                          ATTN:  William G. Petty, Jr.

                          with a copy to:

                          Huizenga Capital Management
                          2215 York Road
                          Suite 500
                          Oak Brook, Illinois  60521
                          ATTN:  Ronald G. Kenny

                          If to Evergreen:

                          11350 N. Meridian Street
                          Suite 200
                          Carmel, Indiana  46032
                          ATTN:  Keith J. Yoder

                          If to CLC:

                          c/o Alternative Living Services, Inc.
                          450 N. Sunny Slope Road
                          Suite 300
                          Brookfield, Wisconsin  53005
                          ATTN:  William F. Lasky

                          If to Lasky:

                          c/o Alternative Living Services, Inc.
                          450 N. Sunny Slope Road
                          Suite 300
                          Brookfield, Wisconsin  53005

                          If to Burr:

                          1030 East Circle Drive
                          Whitefish Bay, Wisconsin  53217
                          ATTN:  David Burr

                          If to Lorenzen:

                          W278 N2645 Rocky Point Road
                          Pewaukee, Wisconsin  53072
                          ATTN:  Dr. Kraig Lorenzen

                          with a copy to:

                          John F. Gaebler, Esq.
                          Godfrey & Kahn
                          780 North Water Street
                          Milwaukee, Wisconsin  53202


or such other address as shall be furnished in writing by any party to the others prior to the giving of the applicable notice or communication. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered or, if mailed, three
(3) business days after the date so mailed.

         SECTION 6.3 EXECUTION; COUNTERPARTS. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 6.4 HEADINGS. The headings herein are for convenience of reference only, do not constitute a part of this

Agreement, and shall not be deemed to limit or affect the provisions hereof.

         SECTION 6.5 ENTIRE AGREEMENT. This Agreement (together with the exhibits incorporated by reference herein) and the Escrow Agreement constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements and negotiations relating to the subject matter hereof. There are no representations, warranties, covenants, promises or agreements on the part of any party hereto to or with any other party hereto with respect to the matters set forth herein which are not explicitly set forth herein or in the Escrow Agreement.

         SECTION 6.6 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Illinois, without regard to conflicts of laws principles, except that Sections 4.9, 4.10, 4.11 and 4.12 hereof shall be governed by, and construed in accordance with, the substantive laws of the State of Wisconsin, without regard to conflicts of laws principles.

         SECTION 6.7 JURISDICTION. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought against any of the parties (other than Lorenzen) in the United States District Court for the Northern District of Illinois, or any state court sitting in the City of Chicago, Illinois, and each of the parties (other than Lorenzen) hereby consents to the exclusive jurisdictions of such courts (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party (other than Lorenzen) anywhere in the world, whether within or without the State of Illinois. Without limiting the foregoing, each of the parties hereto (other than Lorenzen) agrees that service of process upon such party at the address referred to in Section 6.2, together with written notice of such service to such party, shall be deemed effective service of process upon such party.

         SECTION 6.8 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except for Section 4.12 hereof, all representations and warranties contained herein or made pursuant hereto, whether express or implied, shall survive the Closing Date and shall continue in full force and effect for a period of two (2) years after the Closing Date (except for the representations and warranties set forth in Sections 3.1.12 and 3.1.17, which shall continue in full force for a period of five (5) years after the Closing Date) and thereafter shall be of no force or effect unless a representation or a warranty shall have been breached and the party that made the representation or warranty shall have been given notice of such breach within such two (2) year period (or five (5) year period, if applicable), in which event the survival period for such representation shall be tolled. All covenants and agreements contained in this Agreement shall survive the Closing Date for so long as such covenants and agreements shall have applicability.

         SECTION 6.9 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

         SECTION 6.10 ACTION BY THE CORPORATION'S SHAREHOLDERS. The Corporation represents that its Board of Directors has approved this Agreement and the transactions contemplated hereby, has declared its and their advisability and has directed that, to the extent required by the General Corporation Law of the State of Delaware, these matters be presented to the shareholders of the Corporation for their approval thereof. Upon the execution of a counterpart of this Agreement by each of the parties hereto and the delivery of such counterparts to the Corporation or to the Secretary or Assistant Secretary of the Corporation, such shall constitute action by the shareholders of the Corporation taken by unanimous written consent in lieu of a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware approving this Agreement and the several matters contemplated hereby pursuant to the terms and conditions set forth herein, including, without limitation: (i) the sale and issuance of the Investor Shares and Capital Call Shares; (ii) approval of the Restated Certificate and the Amended Bylaws; (iii) the redemption of the Lorenzen Shares; (iv) the execution and delivery of the New Stockholders' Agreement; (v) the repayment of the Evergreen Advances; and
(vi) the prepayment of the Lorenzen Note, all subject to the conditions of and as contemplated by this Agreement.

         IN WITNESS WHEREOF, the Corporation, the Investor L.L.C., CLC and Evergreen have each caused this Agreement to be duly executed and delivered by their respective duly authorized officers, and each of Lasky, Lorenzen and Burr has executed and delivered this Agreement, all as of the day and year first above written.


                                        ALTERNATIVE LIVING SERVICES, INC.


                                        By:/s/ William F. Lasky
                                           ------------------------------------
                                           Its: President
                                                -------------------------------

                                        ALTERNATIVE LIVING INVESTORS, L.L.C.

                                        By:  /s/ William G. Petty, Jr.
                                             ----------------------------------
                                             Its: Manager

                                        By:  /s/ Robert Haveman
                                             -----------------------------------
                                             Its: Manager

                                        By:  /s/ Ronald G. Kenny
                                             -----------------------------------
                                             Its: Manager

                                        By:  /s/ Jerry L. Tubergen
                                             -----------------------------------
                                             Its: Manager

                                        CARE LIVING CENTERS, INC.

                                        By:  /s/ William F. Lasky
                                             -----------------------------------
                                             Its: President
                                                  ------------------------------

                                        EVERGREEN HEALTHCARE, INC.

                                        By:  /s/ William G. Petty, Jr.
                                             -----------------------------------
                                             Its:
                                                 -------------------------------

                                        /s/ William F. Lasky
                                        ----------------------------------------
                                        William F. Lasky

                                        /s/ David Burr
                                        ----------------------------------------
                                        David Burr

                                        /s/ Kraig E. Lorenzen
                                        ----------------------------------------
                                        Kraig E. Lorenzen

                                 Schedule 3.1.9

                              FINANCIAL STATEMENT


The audited financial Statements may:

         (i) reclassify $2,667,342 of "Current liabilities -- Advances from and notes payable to affiliates" to "Stockholders equity" to reflect these monies as the proceeds of the Capital Call;

         (ii) include corresponding changes in the Notes to Consolidated Financial Statements to reflect any such reclassification; and

         (iii) include a "subsequent events" footnote addressing some or all of the matters described on Schedule 3.1.10 hereto and the consummation of the transactions contemplated by this Agreement.

                               Schedule 3.1.10(a)


                      SUMMARY OF MATERIAL EVENTS OCCURRING
                        SUBSEQUENT TO DECEMBER 31, 1994


PALMER CLUB ACQUISITION: On March 31, 1995, ALS purchased the Palmer Club, an 86 unit assisted living facility located in Sarasota, Florida for $6,000,000.

FLORIDA CONSTRUCTION: As of March 31, 1995, ALS has invested approximately $1,500,000 in construction and development costs related to the construction of a 36 bed Alzheimer facility in Bradenton, Florida and a 36 bed Alzheimer facility in Sarasota, Florida.

OPENING OF HAMILTON HOUSE OF UTICA: On January 16, 1995, ALS opened Hamilton House of Utica, a 36 resident facility located in Utica, Michigan. Currently, the facility has 25 occupants - 70%.

FINANCING: ALS has entered into agreements to refinance the following properties:


                          Stonefield Home                   $1,920,000
                          Palmer Club                       $4,300,000
                          Northampton Manor                 $6,600,000